UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2003 (October 2, 2003)

National Health Realty, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-37173	52-2059888
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1402
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-2020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On October 2, 2003, National Health Realty, Inc. announced that NHC HealthCare/Nashville, LLC, a wholly-owned subsidiary of its investment advisor, National HealthCare Corporation is the operator of a long-term care facility in Nashville, Tennessee which suffered fire damage on September 25. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Realty, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By: /s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: October 2, 2003

Exhibit Index

Number	Exhibit
99	Press release, dated October 2, 2003.

EXHIBIT 99

For Release: Oct. 2, 2003

Contact: Gerald Coggin, VP of Corporate Relations

Phone: (615) 890-9100

NHR tenant experiences loss from fire

MURFREESBORO, Tenn. -- National Health Realty (NYSE: NHR) announced today that NHC HealthCare/Nashville, LLC, a wholly owned subsidiary of its investment advisor, National HealthCare Corporation ("NHC") is the operator of a long-term care facility in Nashville, Tenn. which suffered fire damage on Sept. 25. The fire resulted in the death of eight of the 117 patients. There may be additional loss of life. NHR has no ownership or involvement in the damaged facility.

Although NHR does not own the damaged facility, NHR currently owns or leases 14 facilities to NHC subsidiaries. The leases require the operator to maintain replacement cost property and casualty insurance, including business interruption coverage, with NHR being the loss payee. NHR is also an additional named insured on a professional and general liability policy issued by a subsidiary of NHC. Under the terms of the leases, the operator is required to maintain limits of not less than $1,000,000 per occurrence and $1,000,000 in the aggregate. NHR is advised that the current policy limits exceed these requirements. NHC and its subsidiaries are the largest group of tenants of NHR and their potential liability from this incident and the impact, if any, on NHR cannot be determined at this time.

NHR specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the American Stock Exchange with the symbol NHR. Additional information including NHR's most recent press releases may be obtained on our web site at www.nationalhealthrealty.com.

Statements in this press release that are not historical facts are forward-looking statements. NHR cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. The risks and uncertainties are detailed from time to time in reports filed by NHR with the S.E.C., including Forms 8-K, 10-Q, and 10-K, and include, among others, the following: significant dependence on single tenant, dependence on the long term health care industry, and other factors referenced or incorporated by reference in the S.E.C. filings. The risks included here are not exhaustive. All forward-looking statements represent NHR's judgment as of the date of this release.